UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               April 9, 2014

THE MONARCH CEMENT COMPANY
(Exact name of Registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation or organization)	0-2757 (Commission File Number)	48-0340590 (IRS Employer Identification Number)

P.O. BOX 1000, HUMBOLDT, KANSAS (Address of Principal Executive Offices)		66748-0900 (Zip Code)

Registrant's telephone number, including area code         (620) 473-2222

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Board of Directors meeting on April 9, 2014, Kenneth G. Miller, age 61, was appointed Vice President - Cement Manufacturing. Mr. Miller has been employed by the Company for the past 42 years, serving in various capacities with the most recent being Plant Manager. He is not covered by an employment contract. There have been no related party transactions between Mr. Miller and the Company. Also, there is no arrangement or understanding between Mr. Miller and any other person pursuant to which he was selected as Vice President - Cement Manufacturing.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Monarch Cement Company held its annual meeting of stockholders on Wednesday, April 9, 2014, at which meeting our stockholders voted upon the following matters:

●
The election of three Class I directors to hold office for a term expiring at our 2017 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal; and

●	The advisory approval of the compensation of our executives disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Election of Directors

At the annual meeting, each of the three persons named below was elected as a Class I director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
David L. Deffner	12,376,925	181,788
Gayle C. McMillen	12,401,575	181,788
Steve W. Sloan	12,657,893	181,788

There were 0 broker non-votes with respect to this matter.

In addition to the Class I directors elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are identified below:

Class II Directors (term to expire in 2015)
Byron J. Radcliff
Michael R. Wachter
Walter H. Wulf, Jr.
Walter H. Wulf, III

Class III Directors (term to expire in 2016)
Jack R. Callahan
Ronald E. Callaway
Robert M. Kissick
Byron K. Radcliff

Advisory Approval of the Compensation of our Executives
At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Advisory approval of the compensation of our executives disclosed in our proxy statement	12,550,892	67,423	221,366
There were 0 broker non-votes with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONARCH CEMENT COMPANY
Dated: April 11, 2014

By:  /s/ Debra P. Roe
Debra P. Roe, CPA
Chief Financial Officer and
Assistant Secretary-Treasurer
(principal financial officer and
principal accounting officer)